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                                                        Arthur Andersen





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Trustees of
Pioneer Global Telecoms Fund

As independent public accountants, we hereby consent to the use of our report on Pioneer Global Telecoms Fund dated September 26, 2000 (and to all references to our firm) included in or made a part of Pioneer Global Telecoms Fund's Post-Effective Amendment No. 1 and Amendment No. 3 to Registration Statement File Nos. 333-45076 and 811-10105, respectively.



/s/ Arthur Andersen LLP
Boston, Massachusetts
September 5, 2001